UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023 (May 2, 2023)

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88 New York, NY 10001
(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant, each whole warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	BWAQW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2023, Blue World Acquisition Corporation, a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting (the “Shareholder Meeting”), where the shareholders of the Company approved by way of special resolution, among others, the Company to amend the Investment Management Trust Agreement dated January 31, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) to provide that (a) the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) by May 2, 2023, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to February 2, 2024, and (b) the Company’s sponsor, Blue World Holdings Limited (the “Sponsor”) and/or its designees may make deposit of $0.0295 per public share into the Trust Account for each Monthly Extension. Upon the shareholders’ approval, on May 2, 2023, the Company and the Trustee entered into the amendment to the Trust Agreement. A copy of the amendment to the Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The disclosures set forth under Item 2.03 is incorporated by reference with respect to the Note (as defined below).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 2, 2023, an aggregate of $194,324 (the “First Monthly Extension Payment”) was deposited into the Trust Account for the public shareholders, representing $0.0295 per remaining public share, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from May 2, 2023 to June 2, 2023 (the “Extension”). The Extension is the first of the nine Monthly Extensions permitted under the Company’s governing documents.

In connection with the First Monthly Extension Payment, the Company issued an unsecured promissory note of $194,324 (the “Note”) to the Sponsor.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination (the “Business Combination”) or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Promissory Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Share”), one-half of one warrant, and one right to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of a Business Combination, as described in the prospectus of the Company (File Number: 333-261585), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

.

 The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

 Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial Business Combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Shareholder Meeting, the shareholders of the Company approved the proposal to amend Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) which previously provided that the Company has until February 2, 2023 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to three times, each by an additional three-month extension, for a total of up to nine months to November 2, 2023, be deleted in their entirety and the substitution in their place of the second amended and restated memorandum and articles of association of the Company (the “Amended Charter”), which provides that the Company has until May 2, 2023 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to nine times, each by an additional Monthly Extension, for a total of up to nine months to February 2, 2024. A copy of the Amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 5, 2023, the record date of the Shareholder Meeting, there were 9,664,480 issued and outstanding Class A Ordinary Shares and 2,300,000 issued and outstanding Class B ordinary shares, voting as a single class, approximately 84% of which were represented in person or by proxy at the Shareholder Meeting.

The final results for the matter submitted to a vote of the Company’s shareholders at the Shareholder Meeting are as follows:

1. The Charter Amendment Proposal

The shareholders approved the proposal to amend the Company’s Charter to provide that the Company has until May 2, 2023 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to nine times, each by an additional Monthly Extension, for a total of up to nine months to February 2, 2024. The voting results were as follows:

FOR	AGAINT	ABSTAIN
9,315,749	728,791	15,000

2. The Trust Amendment Proposal

The shareholders approved the proposal to amend the Trust Agreement to provide that (a) the Trustee must commence liquidation of the Trust Account by May 2, 2023, or, if further extended by up to nine one-month extensions, up to February 2, 2024, and (b) the Sponsor and/or its designees may make deposit of $0.0295 per public share into the Trust Account for each Monthly Extension. The voting results were as follows:

FOR	AGAINT	ABSTAIN
9,315,749	728,791	15,000

Item 7.01 Regulation FD Disclosure.

On May 3, 2023, the Company issued a press release (the “Press Release”) announcing that the First Monthly Extension Payment had been made. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal, 2,612,769 Class A Ordinary Shares of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Associate, dated May 2, 2023.
10.1	Amendment to the Investment Management Trust Agreement dated May 2, 2023, between the Company and Continental Stock Transfer & Trust Company.
10.2	Promissory Note, dated May 2, 2023, issued by Blue World Acquisition Corporation to Blue World Holdings Limited
99.1	Press Release, dated May 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue World Acquisition Corporation

	By:	/s/ Liang Shi
	Name:	Liang Shi
	Title:	Chief Executive Officer

Date: May 3, 2023

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